UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2020

Monarch Casino & Resort, Inc.

(Exact name of registrant as specified in its charter)

Nevada	0-22088	88-0300760
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3800 South Virginia Street, Reno, Nevada	89502
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (775) 335-4600

Not applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

☐ ☐
Title of each class	Trading	Name of each exchange on which registered
Common Stock, $0.01 par value	MCRI	The Nasdaq Stock Market LLC (Nasdaq-GS)

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07       Submission of Matters to a Vote of Security Holders.

On June 9, 2020, Monarch Casino & Resort, Inc. (the "Company") held its 2020 Annual Meeting of Stockholders (the “2020 Annual Meeting”).  A total of 16,217,630 shares, or  89.25%, of shares outstanding as of the record date of the Company's common stock were present or represented by proxy at the meeting. The results of stockholder voting on the two proposals presented were as follows:

Proposal 1 – Stockholders elected the following three directors nominated by the board of directors, each to serve until the 2022 annual meeting of stockholders and until his successor is elected and qualified, or until such director's earlier death, resignation or removal.

Director Nominee	For	Against	Abstain	Broker Non-Vote
John Farahi	13,471,098	2,730,125	16,407	0
Craig F. Sullivan	12,675,191	3,526,423	16,016	0
Paul Andrews	15,949,910	252,413	15,307	0

Proposal 2 – Stockholders approved, on a non-binding advisory basis, the executive compensation as disclosed in the 2020 proxy statement of the Company's named executive officers.

For	Against	Abstain	Broker Non-Vote
14,324,241	255,162	1,638,227	0

Item 7.01Regulation FD Disclosure.

David Farahi, the Company's Chief Operations Officer during the financial presentation at the 2020 Annual Meeting,  reported that the Monarch Casino Black Hawk, which shut down on March 16, 2020 in response to the Colorado governor’s order in an effort to contain the COVID-19 spread, is expected to re-open on June 17, 2020.

The information under this caption Item 7.01 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

CAUTIONARY STATEMENT ON FORWARD-LOOKING INFORMATION

When used in this report and elsewhere by management from time to time, the words "believes," "anticipates," "expects," "estimates," and similar expressions are intended to identify forward-looking statements with respect to the Company's expectations regarding the opening of Monarch Casino Black Hawk. Certain important factors, including, without limitation, receipt of governmental and regulatory permits and approvals, litigation risks and construction risks could cause the Company's actual results to differ materially from those expressed in its forward-looking statements. Further information on potential factors which could affect our expansion and development activities is included in our filings with the Securities and Exchange Commission ("SEC"). Readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date thereof. The Company undertakes no obligation to publicly release any revisions to such forward-looking statement to reflect events or circumstances after the date hereof.

Because of the inherent uncertainties related to construction, construction completion, impact of litigation, and the need to obtain certain governmental permits and approvals, among other things, the Company refers the readers hereof to the "Risk Factors" set forth in Item 1A. Risk Factors, of its Annual Report on SEC Form 10-K for the year ended December 31, 2019, and subsequent risk factors listed in its other filings under the Securities Exchange Act of 1934.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

9
Monarch Casino and Resort, Inc.

Date: June 10, 2020	/s/ Edwin S. Koenig
Edwin S. Koenig, Chief Accounting Officer
(Principal Financial and Accounting Officer and Duly Authorized Officer)